Philotimo Focused Growth and Income Fund

Ticker: PHLOX

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated August 26, 2022

to the Prospectus and Statement of Additional Information

dated July 31, 2022

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The Board of Trustees of World Funds Trust (the “Board”) approved a Distribution and Shareholder Services (12b-1) Plan (the “Plan”) with respect to the Philotimo Focused Growth and Income Fund (the “Fund”) at a meeting held on August 24, 2022 that, if approved by Fund shareholders, will impose a fee of up to 0.25% of the Fund’s daily net assets to compensate the Fund’s distributor and financial intermediaries for certain marketing, distribution and shareholder servicing for the Fund. On the recommendation of the Fund’s investment adviser, Kanen Wealth Management, LLC (the “Adviser”), the Board has approved payments by the Fund under the Plan of 0.05% of the Fund’s average daily net assets until at least July 31, 2024. As the Fund’s marketing and distribution plan is more fully implemented, the Adviser may recommend to the Board a further increase in the amount (not to exceed 0.25%) to be paid under the Plan. If the Plan is approved by Fund shareholders, they will see an immediate increase of 0.05% in the Fund’s net expense ratio.

Additional information on why the Adviser and the Board believe the Plan is in the best interest of the Fund and its shareholders will be provided to shareholders in a proxy statement that is expected to be mailed to shareholders in late September 2022. The Board expects the Special Meeting of Shareholders will take place in late October 2022 for Fund shareholders to vote on whether to approve the Plan.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-800-673-0550.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-673-0550.